Exhibit 31.4

CERTIFICATION OF PERIODIC REPORT UNDER SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Bethany Sensenig, certify that:

1.I have reviewed this amendment no. 1 to the annual report on Form 10-K of 9 Meters Biopharma, Inc. (the “registrant”); and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

	By:	/s/ Bethany Sensenig
April 28, 2023		Bethany Sensenig
Chief Financial Officer
(Principal Financial Officer)